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                                                                   EXHIBIT 23.01



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 18, 1997 included in this Form 8-K into Crescent Real Estate Equities Company's previously filed Registration
Statements No. 33-91438, No. 33-92548, No. 333-3450, No. 333-3452, No. 333-3454,
No. 333-13521, No. 333-21905 and No. 333-23005.


                                        ARTHUR ANDERSEN LLP


Dallas, Texas,
  May 23, 1997